Allstate Life Insurance Company

Allstate Life Insurance Company Variable Life Account

Supplement dated August 13, 2010 to

the Allstate Provider Single Premium Variable Life Policy

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable life policies issued by Allstate Life Insurance Company.

Investment Advisor Change

VP International Fund

Allstate Life Insurance Company has received notice that, as of July 16, 2010, the VP International Fund’s Investment Manager is American Century Investment Management, Inc. We will change the advisor of the corresponding Variable Sub-account to reflect the change in the underlying Portfolio. Please see the enclosed Prospectus Supplement by American Century Investments for additional information regarding this change.

There has been no change in the fund’s investment objective or name as a result of this change.

If you have any questions regarding your policy, please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

For future reference, please keep this supplement together with your prospectus.